Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

Supplement Dated December 10, 2019
to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as may be supplemented from time to time, for Guggenheim Municipal Income Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Jeffrey S. Carefoot no longer serves as a portfolio manager for the Fund. Accordingly, any and all references to Jeffrey S. Carefoot are hereby deleted.

Additionally, Steven H. Brown and Adam Bloch are each added as a portfolio manager of the Fund.

Effective immediately, the section of the Prospectus entitled “Management of the Fund” is deleted in its entirety and replaced as follows:

Guggenheim Municipal Income Fund:
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“Guggenheim Partners” or the “Sub-Adviser”) serves as the sub-adviser of the Fund. B. Scott Minerd, Anne B. Walsh, Allen Li, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Sub-Adviser. B. Scott Minerd and Anne B. Walsh have managed the Fund since 2012. Allen Li has managed the Fund since 2017. Steven H. Brown and Adam Bloch have managed the Fund since December 2019.

Effective immediately, in the section of the Prospectus entitled “Portfolio Managers,” the information regarding the Portfolio Managers of the Sub-Adviser who oversee the day-to-day operations of Guggenheim Municipal Income Fund is revised as follows:

Guggenheim Municipal Income Fund—B. Scott Minerd, Anne B. Walsh, Allen Li, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund.

Please Retain This Supplement for Future Reference
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